                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 21, 1999


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------

                            SAKS CREDIT CORPORATION
                            -----------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                333-48739         63-1228533
------------------------------------   -----------    ------------------
     (STATE OR OTHER                   (COMMISSION    (IRS EMPLOYER
     JURISDICTION OF                   FILE NUMBER)   IDENTIFICATION NO.)
     INCORPORATION)


                140 INDUSTRIAL DRIVE, ELMHURST, ILLINOIS 60126
          ----------------------------------------------------------
        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (630) 516-8080
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.   Other Events.
------    ------------

     Pursuant to the Prospectus Supplement dated July 14, 1999 to the Prospectus dated April 17, 1998 filed with Registration Statement No. 333-48739 and 333-48739-01 on Form S-3, the Saks Credit Card Master Trust issued $280,000,000 Class A Floating Rate Asset Backed Certificates, Series 1999-1 and $30,275,000 Class B Floating Rate Asset Backed Certificates, Series 1999-1 on July 21, 1999.


Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.
------    -------------------------------------------------------------------

     (c)  Exhibits.

          The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     1.1 Underwriting Agreement dated as of July 14, 1999 by and among Saks Credit Corporation and Banc of America Securities LLC as Representative of the Several Underwriters

     4.1 Series 1999-1 Supplement dated as of July 21, 1999, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

     5.1 Opinion and consent of Alston & Bird LLP with respect to legality

     8.1 Opinion and consent of Alston & Bird LLP with respect to Federal income tax matters

     23.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 5.1)

     24.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 8.1)

     99.1                Other Expenses of Issuance and Distribution

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SAKS CREDIT CORPORATION
                              (Registrant)


                              /s/ Charles J. Hansen
                              ------------------------
                                  Charles J. Hansen
                                  Senior Vice President


Date: July 28, 1999

                               INDEX TO EXHIBITS
                               -----------------

     Exhibit
     -------

     1.1 Underwriting Agreement dated as of July 14, 1999 by and among Saks Credit Corporation and Banc of America Securities LLC as Representative of the Several Underwriters

     4.1 Series 1999-1 Supplement dated as of July 21, 1999, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

     5.1 Opinion and consent of Alston & Bird LLP with respect to legality

     8.1 Opinion and consent of Alston & Bird LLP with respect to Federal income tax matters

     23.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 5.1)

     24.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 8.1)

     99.1          Other Expenses of Issuance and Distribution